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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: June 10, 1998
                         -----------------------------

                               ARIEL CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

            0-25236                              13-3137699
    ------------------------         ------------------------------------
    (Commission File Number)         (I.R.S. Employer Identification No.)


     2540 Route 130, Cranbury, New Jersey                         08512
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   (Address of Principal Executive Offices)                     (Zip Code)

                                (609) 860-2900
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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                               TABLE OF CONTENTS

                                   FORM 8-K

                                 June 10, 1998



Item                                                                     Page
----                                                                     ----

Item 2.  Acquisition or Disposition of Assets                              1

Signature                                                                  2

Exhibits                                                                 E-1
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          Exhibit
            No.                                      Title
            ---                                      -----

            10 Asset Purchase Agreement by and among Ariel Corporation, Cabletron Systems, Inc. and CSG Acquisition, Inc. dated June 10, 1998.






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Item 2.  Acquisition or Disposition of Assets

Sale of the Communications Systems Group

The Board of Directors of Ariel Corporation ("Ariel" or the "Company") voted on June 4,1998 to enter into an agreement (the "Asset Purchase Agreement") to sell all of the assets of its Communications Systems Group ("CSG") or DSLAM unit to publicly held Cabletron Systems, Inc., of Rochester, New Hampshire ("Cabletron"). The Asset Purchase Agreement was entered into on June 10, 1998, and upon closing the Company will receive approximately $33.5 million in cash for the assets of the CSG less expenses of the transaction currently estimated at approximately $3,975,000, including $1,541,673 in advisory fees to Mr. Etienne Perold, a director of the Company, who has provided management advisory services to the Company in the past. Cabletron will enter into employment agreements with several members of the CSG team that will include sign-on, performance and stay bonuses. Ariel's management anticipates that the transaction will close sometime in July, however, closing of the transaction will be subject to certain conditions, including but not limited to governmental and third party approvals or consents. No assurances can be given that the acquisition will be completed, on a timely basis, if at all.

         A copy of the Asset Purchase Agreement is filed as Exhibit 10 hereto, and is incorporated herein by reference. The foregoing description of the transaction is qualified in its entirety by reference to the text of the Asset Purchase Agreement.

         Matters discussed herein, including any discussion of or impact, expressed or implied, on Ariel's anticipated operating results and future earnings per share contain forward-looking statements that involve risks and uncertainties. Ariel's results may differ significantly from the results indicated by such forward-looking statements. The sale of the assets of the CSG Division is subject to several conditions, including but not limited to, governmental and other third party approvals. No assurances can be given that the above described acquisition will be completed, on a timely basis, if at all. Additionally, Ariel's operating results may be affected by many factors, including but not limited to, the timely development and acceptance of new products, the impact of competitive products and pricing, the development of OEM relationships, and changing market conditions. These and other risks are detailed from time to time in Ariel's SEC reports, including its Form 10-K for the year ended December 31, 1997 and its Form 10-Q for the quarter ended March 31, 1998.


                                     -1-
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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Ariel Corporation



Dated:  June 25, 1998                   By:/s/ Anthony Agnello
                                           -------------------------------------
                                            Anthony Agnello
                                            Chairman and Chief Executive Officer

                                     -2-



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                                 EXHIBIT INDEX
                                 -------------


     Exhibit
       No.                                          Title
       ---                                          -----

       10 Asset Purchase Agreement by and among Ariel Corporation, Cabletron Systems, Inc. and CSG Acquisition, Inc. dated June 10, 1998.